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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): August 4, 2006
                                                  (August 1, 2006)


                          BROOKMOUNT EXPLORATIONS INC.
             (Exact name of registrant as specified in its charter)



        Nevada                         001-32181                 98-0201259
------------------------        ---------------------        ------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                            Identification No.)


              999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (604) 676 - 5244
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

     Item 7.01 Regulation FD Disclosure.

On August 1, 2006, Brookmount Explorations, Inc. ("we," "us," or the "Company") formally responded to David Jacob Dadon regarding several filings made by Mr. Dadon in July 2006. As noted in our correspondence, which is filed as Exhibit
99.1 to this Current Report on Form 8-K ("this report") and incorporated herein by reference, we believe that the filings are incorrect and misleading as we believe that Mr. Dadon is not the legitimate holder of any shares of common stock for the reasons outlined in our correspondence.


SECTION 8 - OTHER EVENTS

     Item 8.01 Other Events.

On August 1, 2006, we formally responded to David Jacob Dadon regarding several filings made by Mr. Dadon in July 2006. As noted in our correspondence, which is filed as Exhibit 99.1 to this report and incorporated herein by reference, we believe that the filings are incorrect and misleading as we believe that Mr. Dadon is not the legitimate holder of any shares of common stock for the reasons outlined in our correspondence.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01    Financial Statements And Exhibits.

         (d) Exhibits

            Exhibit No.           Description

               99.1 Letter from Peter Flueck to David Jacob Dadon, dated August 1, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


Dated:  August 4, 2006                              BROOKMOUNT EXPLORATIONS INC.


                                                    By:      /s/ Zaf Sungur
                                                    ----------------------------


                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit

          99.1 Letter from Peter Flueck to David Jacob Dadon, dated August 1, 2006.












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Exhibit 99.1

                                                     August 1, 2006



Mr. David Dadon
23760 Oakfield Road
Hidden Hills, CA 91302

         Re:      Recent Federal Filings
                  ----------------------

Dear Mr. Dadon:

         We are aware of your recent filings, which are blatant self-serving attempts to demonstrate your ownership in Brookmount Explorations Inc. (the "Company").

         We believe that these filings are grossly misleading and that you have knowingly filed false documents as the shares you purport to own were either cancelled or could not have been issued since they were issued in consideration of services that were not rendered and in any event were issued under false pretenses made by you. This is not the first time that you have attempted knowingly to file false documents in contravention of the anti-fraud provisions of the U.S. federal securities laws. In fact, on March 7, 2006, you knowingly amended the Company's annual report filing on Form 10-KSB to amend the disclosure to indicate that the Company was not considered a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, when you most certainly were aware that the Company is, in fact, a shell company.

         You are strongly advised to amend these recent filings (a Form 3 filed on July 17, 2006, and a Schedule 13D filed on July 20, 2006), particularly inasmuch as we are copying the enforcement division of the Securities and Exchange Commission on this correspondence.

                                                     Yours very truly,

                                                     /s/ Peter Flueck

                                                     Peter Flueck
                                                     Chief Executive Officer


cc:      Zaf Sungur
         SEC Enforcement Division


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